Other Accrued Expenses and Other Liabilities - Components of Other Liabilities (Noncurrent) (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Other liabilities
Defined benefit and other post-retirement benefit plans	$ 12,650	$ 16,510
Long-term capital lease obligations	3,742	1,919
Warranty	92	98
Other (none of which are individually significant)	207	756
Total other liabilities	$ 16,691	$ 19,283